                                                                    Exhibit 99.1
SUBJECT TO REVISION
-------------------
TERM SHEET DATED March 12, 2001
-------------------------------



                           $600,000,000 (approximate)



                                 [CONSECO LOGO]



                      CONSECO FINANCE SECURITIZATIONS CORP.
                                    (Seller)


                              CONSECO FINANCE CORP.
                            (Servicer and Originator)

                          Manufactured Housing Contract
           Senior/Subordinate Pass-Through Certificates, Series 2001-1

Attached is a preliminary Term Sheet describing the structure, collateral pool and certain aspects of the Conseco Finance Securitizations Corp. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1. The Term Sheet has been prepared by Conseco Finance Corp. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its affiliates make any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet. This cover sheet is not part of the Term Sheet.

A Registration Statement (including a base prospectus) relating to the Manufactured Housing Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

   Offered Certificates


--------------------------------------------------------------------------------------------------------------------------
                  PRINCIPAL          RATINGS        AVG. LIFE AT 175%                    EXPECTED PAYMENT
   CLASS           AMOUNT       S&P/MOODY'S/FITCH      MHP (YRS)(1)       BENCHMARK         WINDOW(1)         OFFERING
--------------------------------------------------------------------------------------------------------------------------
    A-1          $129,000,000      AAA/Aaa/AAA             1.00             EDSF         05/2001-05/2003       Public
    A-2            22,300,000      AAA/Aaa/AAA             2.25             Swaps        05/2003-09/2003       Public
    A-3            63,400,000      AAA/Aaa/AAA             3.00             Swaps        09/2003-11/2004       Public
    A-4            96,200,000      AAA/Aaa/AAA             5.00             Swaps        11/2004-02/2008       Public
    A-5(2)        175,100,000      AAA/Aaa/AAA            10.85             Swaps        02/2008-11/2013       Public
   A-IO(3)        120,000,000(4)   AAA/Aaa/AAA             4.29              NA          05/2001-01/2007       Public
    M-1            36,000,000       AA/Aa2/AA              9.22           Treasury       05/2005-11/2013       Public
    M-2            30,000,000        A/A2/A                9.22           Treasury       05/2005-11/2013       Public
    B-1            30,000,000     BBB/Baa2/BBB             6.60           Treasury       05/2005-02/2011       Public

   Total         $600,000,000
--------------------------------------------------------------------------------------------------------------------------

(1)  All Offered Certificates are priced to a 20% optional termination.
(2) In the event that the cleanup call is not exercised, the pass-through rate on Class A-5 will increase by 0.50%.
(3) Class A-IO accrues interest on its scheduled notional balance, as described herein.
(4)  Initial notional balance.


     Seller                         Conseco Finance Securitizations Corp.

     Servicer                       Conseco Finance Corp.

     Trustee                        U.S. Bank National Association, St. Paul, MN

     Lead Underwriter               Credit Suisse First Boston

     Co-Underwriters                Lehman Brothers
                                    Merrill Lynch & Co.

     Class A-IO Underwriter         Credit Suisse First Boston

     Rating Agencies                Moody's Investors Service, Inc. ("Moody's")
                                    Standard & Poor's ("S&P")
                                    Fitch, Inc. ("Fitch")




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        2
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

Cut-off Date                        February 28, 2001 for the Initial Contracts
                                    and March 29, 2001 for the Additional
                                    Contracts. For each Subsequent Contract, the last day of either the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

Expected Pricing                    Week of March 12, 2001

Expected Settlement Date            March 29, 2001

Registration                        Certificates will be available in book-entry
                                    form through DTC, Euroclear or Clearstream.

Expected Final Maturity             The expected final scheduled payment date on
                                    the initial contract with the latest
                                    maturity is in June 2031. The expected final maturity of each class of certificates, based on the assumptions that there are no defaults, prepayments, or delinquencies on payments due under the contracts and that the repurchase option has not been exercised and that there has been no auction sale, are as follows:

                                    Class
                                    Expected Final Maturity

                                    A-1
                                    February 1, 2013

                                    A-2
                                    July 1, 2014

                                    A-3
                                    June 1, 2018

                                    A-4
                                    February 1, 2024

                                    A-5
                                    July 1, 2030

                                    M-1
                                    July 1, 2030

                                    M-2
                                    July 1, 2030

                                    B-1
                                    January 1, 2026





Remittance Date                     The 1st day of each month (or if such 1st
                                    day is not a business day, the next
                                    succeeding business day), commencing in May
                                    2001.




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        3
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

Record Date                         The business day just before the related
                                    remittance date.

Accrual Basis                       The Certificates will accrue interest at the
                                    pass-through rate on a 30/360 basis. The
                                    Certificates will settle flat (0 days
                                    delay).

Offered Certificates                The Class A-1, Class A-2, Class A-3, Class
                                    A-4, Class A-5 and Class A-IO (collectively, the "Class A Certificates"), the Class M-1,
                                    Class M-2 and the Class B-1 Certificates are being offered under the Prospectus
                                    Supplement.

Other Certificates                  In addition to the Offered Certificates, the
                                    Class B-2, Class B-3I and Class C
                                    Certificates will also be issued. The Class
                                    B-3I Certificates are interest-only
                                    Certificates and the Class C Certificates are residual Certificates. The Class B-2,
                                    Class B-3I and Class C Certificates are not being offered under the Prospectus
                                    Supplement. The Class B-2 Certificates will initially be retained by an affiliate of Conseco Finance Corp. and have an initial principal balance of $18,000,000. The Class
                                    B-3I and Class C Certificates will be
                                    retained by an affiliate of Conseco Finance
                                    Corp. The Class B-2, Class B-3I and Class C
                                    Certificates will be fully subordinated to the Offered Certificates.

ERISA Subject to the conditions set forth in the Prospectus Supplement, the Class A, M-1, M-2, and B-1 Certificates are ERISA eligible.

SMMEA The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

Tax Status                          Three separate REMIC Elections will be made
                                    with respect to the Trust for federal income tax purposes.

Clean-up Call                       20% cleanup call or auction sale subject to
                                    certain requirements if call is not
                                    exercised.

Step-up Coupon                      In the event that the cleanup call is not
                                    exercised, the pass-through rate on Class
                                    A-5 will increase by 0.50%.

The Contract Pool                   On the Closing Date, the Trust expects to
                                    purchase (i) manufactured housing contracts having an aggregate principal balance of approximately [$590,000,000] as of the
                                    Cut-off Date (the "Initial Contracts") and
                                    (ii) additional manufactured housing
                                    contracts (the "Additional Contracts").




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        4
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

Pre-Funding Account                 On the Closing Date, a portion of the
                                    proceeds from the sale of the Certificates
                                    (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account
                                    (the "Pre-Funding Account") and used by the Trust to purchase additional contracts (the
                                    "Subsequent Contracts") during a period (not longer than 90 days) following the Closing
                                    Date (the "Pre-Funding Period") for
                                    inclusion in the Contract Pool. The
                                    Subsequent Contracts will not exceed 25% of the total Contract Pool. The Pre-Funded
                                    Amount will be reduced during the
                                    Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A Certificateholders, as further specified in the Prospectus
                                    Supplement, on the next Remittance Date.

Capitalized Interest Account        Because the Trust might not acquire some of
                                    the Contracts until after the Closing Date, the Trust might not have sufficient collections from Contracts to pay all the interest due on the Certificates on the first and second Remittance Dates. A capitalized interest account will fund interest payments on the Certificates on the remittance dates in May and June 2001 if collections on the Contracts are insufficient.

Initial Credit Enhancement:         Class A         19.00% subordination (Class
                                                    M-1, Class M-2, Class B-1,
                                                    Class B-2 and
                                                    overcollateralization) and
                                                    Excess Spread

                                    Class M-1       13.00% subordination (Class
                                                    M-2, Class B-1, Class B-2
                                                    and overcollateralization)
                                                    and Excess Spread

                                    Class M-2       8.00% subordination (Class
                                                    B-1, Class B-2 and
                                                    overcollateralization) and
                                                    Excess Spread

                                    Class B-1       3.00% subordination (Class
                                                    B-2 and
                                                    overcollateralization) and
                                                    Excess Spread

                                    There will be initial overcollateralization of approximately 0% building to 1.5% (as described in the next paragraph) of the sum of (i) aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

                                    The Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee to the Servicer for such Remittance Date, until such distributions, in the aggregate, equal 1.5% of the sum of (i) the aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        5
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

Class A-IO                          The Class A-IO Certificates will be
                                    interest-only certificates, and will accrue interest at a coupon of 2.50% per annum on a notional balance of $120,000,000 initially.
                                    Thereafter, for each Remittance Date the Class A-IO Certificates will accrue interest based on a notional balance equal to the lesser of (i) the notional balance for that Remittance Date set forth below in the Class
                                    A-IO Notional Balance Schedule and (ii) the sum of the aggregate principal balance of the Contracts and the amount on deposit in the Pre-Funding Account.

                                    The Class A-IO Certificates will be rated
                                    Aaa/AAA/AAA, and will only receive interest payments up to and including the Remittance Date in January 2007.

                                    See "Interest on the Class A, Class M-1,
                                    Class M-2 and Class B-1 Certificates" below.




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        6
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

Class A-IO Notional Balance Schedule


Payment                       Payment                       Payment
   Date  Notional Balance        Date  Notional Balance        Date  Notional Balance
 May-01       120,000,000      Apr-03       100,200,000      Mar-05        77,400,000
 Jun-01       120,000,000      May-03        97,200,000      Apr-05        77,400,000
 Jul-01       120,000,000      Jun-03        97,200,000      May-05        75,000,000
 Aug-01       117,400,000      Jul-03        97,200,000      Jun-05        75,000,000
 Sep-01       117,400,000      Aug-03        94,000,000      Jul-05        75,000,000
 Oct-01       117,400,000      Sep-03        94,000,000      Aug-05        72,800,000
 Nov-01       114,800,000      Oct-03        94,000,000      Sep-05        72,800,000
 Dec-01       114,800,000      Nov-03        91,200,000      Oct-05        72,800,000
 Jan-02       114,800,000      Dec-03        91,200,000      Nov-05        70,600,000
 Feb-02       112,000,000      Jan-04        91,200,000      Dec-05        70,600,000
 Mar-02       112,000,000      Feb-04        88,200,000      Jan-06        70,600,000
 Apr-02       112,000,000      Mar-04        88,200,000      Feb-06        68,400,000
 May-02       109,200,000      Apr-04        88,200,000      Mar-06        68,400,000
 Jun-02       109,200,000      May-04        85,400,000      Apr-06        68,400,000
 Jul-02       109,200,000      Jun-04        85,400,000      May-06        66,200,000
 Aug-02       106,200,000      Jul-04        85,400,000      Jun-06        66,200,000
 Sep-02       106,200,000      Aug-04        82,800,000      Jul-06        66,200,000
 Oct-02       106,200,000      Sep-04        82,800,000      Aug-06        64,200,000
 Nov-02       103,200,000      Oct-04        82,800,000      Sep-06        64,200,000
 Dec-02       103,200,000      Nov-04        80,000,000      Oct-06        64,200,000
 Jan-03       103,200,000      Dec-04        80,000,000      Nov-06        62,200,000
 Feb-03       100,200,000      Jan-05        80,000,000      Dec-06        62,200,000
 Mar-03       100,200,000      Feb-05        77,400,000      Jan-07        62,200,000




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        7
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

Distributions                       Certificateholders will be entitled to
                                    receive on each Remittance Date commencing in May 2001, to the extent that the Amount
                                    Available in the Certificate Account is
                                    sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount
                                    Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in May 2001, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

                                    The Amount Available in the Certificate
                                    Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                                    The "Due Period" with respect to all
                                    Remittance Dates other than the Remittance
                                    Date in May 2001, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                                    With respect to the Remittance Date in May
                                    2001, the Due Period is the period from and including March 1, 2001 to and including April 15, 2001.




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        8
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

Interest on the Class A,            Interest will be distributed first to each
Class M-1, Class M-2 and            of the Class A-1 Certificates, Class A-2
Class B-1 Certificates              Certificates, Class A-3 Certificates, Class
                                    A-4 Certificates, Class A-5 Certificates and
                                    Class A-IO Certificates (interest on the
                                    Class A-IO Certificates will be based on the Class A-IO Notional Balance Schedule as described herein), then to the Class M-1
                                    Certificates, then to the Class M-2
                                    Certificates and then to the Class B-1
                                    Certificates. Interest on the outstanding
                                    Class A Principal Balance, Class M-1
                                    Adjusted Principal Balance, Class M-2
                                    Adjusted Principal Balance, and Class B-1
                                    Adjusted Principal Balance, as applicable, will accrue from the Closing Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                                    Each Class of Certificates will bear
                                    interest at a fixed Pass-Through Rate
                                    calculated on a 30/360 basis.

                                    The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal on the Class M-1 Certificates.

                                    The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal on the Class M-2 Certificates.

                                    The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal on the Class B-1 Certificates.

                                    In the event that, on a particular
                                    Remittance Date, the Amount Available in the
                                    Certificate Account, after payment of
                                    interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. (For this purpose, all Class A Certificates are considered a single class.) Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

Principal on the Class A,           After the payment of all interest
Class M-1, Class M-2 and            distributable to the Class A, Class M-1,
Class B-1 Certificates              Class M-2, and Class B-1 Certificateholders,
                                    principal will be distributable in the
                                    following manner:

                                    On each Remittance Date, the Class A
                                    Percentage of the Formula Principal
                                    Distribution Amount (as defined in the
                                    Prospectus Supplement) will be distributed sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Certificateholders.


--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        9
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

                                    The Class A Percentage for any Remittance
                                    Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any), otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance (minus the Unpaid Class M-2 Principal Shortfall, if any), otherwise zero, and (iv) if the Class
                                    B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance (minus the Unpaid Class B-1 Principal Shortfall and Unpaid Class B-2 Principal Shortfall, if any) and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                                    The Class M-1 Percentage of the Formula
                                    Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-1
                                    Certificateholders on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                                    The Class M-1 Percentage for any Remittance
                                    Date will equal (a) zero, if the Class A
                                    Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance (minus the Unpaid Class M-2 Principal Shortfall, if any), otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance (minus the Unpaid Class B-1 Principal Shortfall and Unpaid Class B-2 Principal Shortfall, if
                                    any) and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                                    The Class M-1 Distribution Test will be
                                    satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the "Agreement")) as of such Remittance Date must not exceed 6.25%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 30.75%.

                                    The Class M-2 Percentage of the Formula
                                    Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-2
                                    Certificateholders on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        1O
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

                                    The Class M-2 Percentage for any Remittance
                                    Date will equal (a) zero, if the Class A
                                    Principal Balance and Class M-1 Principal
                                    Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any), otherwise zero, (iii) the Class M-2 Principal Balance (minus the Unpaid Class M-2 Principal Shortfall, if any), otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance (minus the Unpaid Class B-1 Principal Shortfall and Unpaid Class B-2 Principal Shortfall, if any) and the
                                    Overcollateralization Amount, otherwise
                                    zero, all as of such Remittance Date.

                                    The Class M-2 Distribution Test will be
                                    satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.25%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the
                                    Overcollateralization Amount divided by the
                                    Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 21.75%.

                                    The Class B Percentage of the Formula
                                    Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class B-1
                                    Certificateholders on each Remittance Date on which (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied. The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the
                                    Overcollateralization Amount as of such
                                    Remittance Date, and the denominator of
                                    which is the sum of: (i) the Class A
                                    Principal Balance, if any, (ii) the Class
                                    M-1 Principal Balance (minus the Unpaid
                                    Class M-1 Principal Shortfall, if any),
                                    otherwise zero, (iii) the Class M-2
                                    Principal Balance (minus the Unpaid Class
                                    M-2 Principal Shortfall, if any), otherwise zero, and (iv) the sum of the Class B Principal Balance (minus the Unpaid Class B-1 Principal Shortfall and Unpaid Class B-2 Principal Shortfall, if any) and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                                    The Class B Distribution Test will be
                                    satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.25%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance,

--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        11
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

                                    depending on the year in which such
                                    Remittance Date occurs; (iv) the Current
                                    Realized Loss Ratio (as defined in the
                                    Agreement) as of such Remittance Date must not exceed 3.50%; (v) the Class B Principal Balance plus the Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 14.25%; and (vi) the Class B Principal Balance must not be less than $12,000,000.

Purchase Option; Auction Sale       Commencing on the first Remittance Date when
                                    the aggregate scheduled principal balance of the contracts is less than or equal to 20% of the aggregate Cut-off Date principal balance of the contracts, the holder of the Class C Subsidiary Certificate (see "Other
                                    Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                                    If the holder of the Class C Subsidiary
                                    Certificate does not exercise this purchase option, then on the next Remittance Date the trustee will begin an auction process to sell the contracts and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of such sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received was not sufficient to pay the amount set forth in the previous sentence, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee will be used to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates. In addition, the trustee will continue to conduct an auction of the contracts every third month thereafter, until an acceptable bid is received for the trust property. The Class C Subsidiary Certificateholder's purchase option will expire upon the trustee's acceptance of a qualifying bid.




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        12
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

Class B-2 Interest                  Interest on the outstanding Class B-2
                                    Principal Balance will accrue from the
                                    Closing Date, or from the most recent
                                    Remittance Date on which interest has been paid, to but excluding the following
                                    Remittance Date.

                                    To the extent of the remaining Amount
                                    Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders on account of principal.

                                    In the event that, on a particular
                                    Remittance Date, the remaining Amount
                                    Available in the Certificate Account is not sufficient to make a full distribution of interest to the Class B-2
                                    Certificateholders, the amount of the
                                    deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

Class B-2 Principal                 The Class B-2 Certificateholders will be
                                    entitled to receive principal on each
                                    Remittance Date on which (i) the Class B-1
                                    Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied; provided, however, that if the Class A Principal Balance, the Class M-1
                                    Principal Balance, the Class M-2 Principal
                                    Balance and the Class B-1 Principal Balance have been reduced to zero, the Class B-2
                                    Certificateholders will nevertheless be
                                    entitled to receive principal. See
                                    "Description of the Certificates--Class B-2
                                    Principal" in the Prospectus Supplement.

                                    On each Remittance Date on which the Class
                                    B-2 Certificateholders are entitled to
                                    receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero.

Losses on Liquidated                If Net Liquidation Proceeds from Liquidated
Contracts                           Contracts in the respective collection
                                    period are less than the Scheduled Principal
                                    Balance of such Liquidated Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the
                                    Monthly Servicing Fee (as long as Conseco
                                    Finance Corp. is the Servicer), then the Overcollateralization Amount, then the Class
                                    B-2 Certificateholders, then the Class B-1
                                    Certificateholders, then the Class M-2
                                    Certificateholders and then the Class M-1
                                    Certificateholders, since a portion of the Amount Available equal to such shortfall and otherwise distributable to them will be paid to the Class A Certificateholders.




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        13
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

                  MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

The information presented below relates to the Initial Contracts, which will represent approximately 89.50% of the Contract Pool. Although the characteristics of the Additional Contracts or the Subsequent Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.



                THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE

-------------------------------------------- --------------------------------
Number of Contracts:                                               14,719
Balance of Contracts:                                     $537,014,241.35
Weighted Average Contract Rate:                                   12.735%
Range of Rates:                                          6.250% - 21.250%
Weighted Average Orig. Maturity:                                      320
Weighted Average Rem. Maturity:                                       311
Avg. Current Balance:                                          $36,484.42
Weighted Average LTV:                                              87.57%
New/Used:                                                 69.99% / 30.01%
Park/Private:                                             32.11% / 67.89%
Single/Multi:                                             29.44% / 70.56%
Conventional:                                                      72.77%
Land/Home:                                                         27.06%
FHA/VA:                                                     0.15% / 0.02%
-------------------------------------------- --------------------------------


                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

=============================================================================================================
                                        Number of        Aggregate Principal       % of Contract Pool by
                                     Contracts as of    Balance Outstanding as   Outstanding Balance as of
Year of Origination                  the Cut-off Date     of the Cut-off Date        the Cut-off Date
-------------------------------------------------------------------------------------------------------------

1984                                         29                  $314,466.23               0.06%
1985                                         55                   646,337.28               0.12
1986                                          2                    11,559.83               0.00
1987                                          3                    11,569.02               0.00
1988                                          6                    41,613.87               0.01
1989                                        967                10,853,944.59               2.02
1990                                        897                 9,779,715.50               1.82
1991                                        900                11,070,045.73               2.06
1992                                          1                     6,808.18               0.00
1993                                          1                    14,802.32               0.00
1997                                          1                    92,983.49               0.02
1998                                          4                   290,189.03               0.05
1999                                         17                 1,547,644.77               0.29
2000                                      5,071               259,873,987.28              48.39
2001                                      6,765               242,458,574.23              45.15
TOTAL                                    14,719              $537,014,241.35             100.00%
-------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        14
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

=================================================================================================
                            Number of        Aggregate Principal       % of Contract Pool by
                         Contracts as of    Balance Outstanding as   Outstanding Balance as of
States                   the Cut-off Date     of the Cut-off Date        the Cut-off Date
-------------------------------------------------------------------------------------------------

Alabama                          999            $29,757,685.71                 5.54%
Alaska                             1                174,800.52                 0.03
Arizona                          476             19,917,751.34                 3.71
Arkansas                         272              9,046,259.25                 1.68
California                       588             24,040,488.02                 4.48
Colorado                         270             12,321,827.43                 2.29
Connecticut                        7                226,117.13                 0.04
Delaware                          80              2,788,795.64                 0.52
Florida                          831             34,440,052.69                 6.41
Georgia                          904             32,182,632.98                 5.99
Idaho                             32              1,381,672.28                 0.26
Illinois                         137              4,255,250.52                 0.79
Indiana                          316             11,921,268.36                 2.22
Iowa                              79              2,296,450.69                 0.43
Kansas                           168              5,628,593.94                 1.05
Kentucky                         291              9,124,587.36                 1.70
Louisiana                        217              6,583,278.61                 1.23
Maine                            116              4,143,739.99                 0.77
Maryland                          78              1,759,094.49                 0.33
Massachusetts                      4                 73,455.62                 0.01
Michigan                         986             42,591,278.26                 7.93
Minnesota                        165              4,854,271.36                 0.90
Mississippi                      408             10,183,027.03                 1.90
Missouri                         297              8,235,832.17                 1.53
Montana                           47              1,563,930.87                 0.29
Nebraska                          45              1,657,400.05                 0.31
Nevada                           136              4,256,282.60                 0.79
New Hampshire                     73              4,411,079.87                 0.82
New Jersey                         7                264,501.03                 0.05
New Mexico                       444             14,882,853.93                 2.77
New York                         229              7,413,369.72                 1.38
North Carolina                 1,110             34,982,396.50                 6.51
North Dakota                      20                581,017.19                 0.11
Ohio                             327             11,831,672.17                 2.20
Oklahoma                         329             11,428,795.41                 2.13
Oregon                           177             10,166,295.23                 1.89
Pennsylvania                     267             10,380,826.76                 1.93
Rhode Island                       4                189,844.83                 0.04
South Carolina                   846             27,819,522.74                 5.18
South Dakota                      41              1,387,879.15                 0.26
Tennessee                        427             13,451,966.13                 2.50
Texas                          1,441             59,434,064.50                11.07
Utah                              48              1,991,887.78                 0.37
Vermont                           32              1,879,839.27                 0.35
Virginia                         340              7,978,400.17                 1.49
Washington                       300             22,707,815.27                 4.23
West Virginia                    183              4,782,238.39                 0.89
Wisconsin                         78              1,861,221.08                 0.35
Wyoming                           46              1,780,929.32                 0.33
TOTAL                         14,719           $537,014,241.35               100.00%
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        15
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

                DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

============================================================================================================
                                       Number of        Aggregate Principal       % of Contract Pool by
                                    Contracts as of    Balance Outstanding as   Outstanding Balance as of
Original Contract Amount            the Cut-off Date     of the Cut-off Date        the Cut-off Date
------------------------------------------------------------------------------------------------------------
$0.01  - $ 10,000.00                        165             $1,191,572.99                  0.22%
$ 10,000.01 - $ 20,000.00                 3,004             33,248,996.10                  6.19
$ 20,000.01 - $ 30,000.00                 3,728             84,556,298.46                 15.75
$ 30,000.01 - $ 40,000.00                 2,653             88,156,594.86                 16.42
$ 40,000.01 - $ 50,000.00                 1,754             77,340,934.49                 14.40
$ 50,000.01 - $ 60,000.00                 1,254             68,387,472.24                 12.73
$ 60,000.01 - $ 70,000.00                   742             47,781,056.46                  8.90
$ 70,000.01 - $ 80,000.00                   442             33,106,804.95                  6.16
$ 80,000.01 - $ 90,000.00                   295             24,830,217.83                  4.62
$ 90,000.01 - $100,000.00                   199             18,765,906.00                  3.49
$100,000.01 - $110,000.00                   143             14,971,277.63                  2.79
$110,000.01 - $120,000.00                   122             13,961,153.94                  2.60
$120,000.01 - $130,000.00                    78              9,728,276.14                  1.81
$130,000.01 - $140,000.00                    49              6,561,601.76                  1.22
$140,000.01 - $150,000.00                    38              5,463,924.38                  1.02
$150,000.01 - $160,000.00                    18              2,769,152.56                  0.52
$160,000.01 - $170,000.00                    15              2,466,552.75                  0.46
$170,000.01 - $180,000.00                     9              1,561,236.68                  0.29
$180,000.01 - $190,000.00                     3                560,194.35                  0.10
$190,000.01 - $200,000.00                     5                970,857.94                  0.18
$200,000.01 - $210,000.00                     1                202,500.00                  0.04
$210,000.01 - $220,000.00                     1                209,747.59                  0.04
$220,000.01 - $230,000.00                     1                221,911.25                  0.04
TOTAL                                    14,719           $537,014,241.35                100.00%
------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        16
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

                       CONTRACT RATE OF INITIAL CONTRACTS

============================================================================================================
                                       Number of        Aggregate Principal       % of Contract Pool by
                                    Contracts as of    Balance Outstanding as   Outstanding Balance as of
Initial Contract Rates              the Cut-off Date     of the Cut-off Date        the Cut-off Date
------------------------------------------------------------------------------------------------------------
6.000% to  6.999%                             2               $140,259.98                  0.03%
7.000% to  7.999%                            24              2,500,584.60                  0.47
8.000% to  8.999%                           341             31,443,632.31                  5.86
9.000% to  9.999%                         1,162             77,782,394.83                 14.48
10.000% to 10.999%                          551             37,913,477.82                  7.06
11.000% to 11.999%                        1,536             80,033,059.68                 14.90
12.000% to 12.999%                        1,281             59,016,794.13                 10.99
13.000% to 13.999%                        3,132             75,661,333.07                 14.09
14.000% to 14.999%                        2,390             53,429,826.48                  9.95
15.000% to 15.999%                        1,004             29,164,029.95                  5.43
16.000% to 16.999%                        1,056             31,899,884.68                  5.94
17.000% to 17.999%                        1,403             38,826,505.83                  7.23
18.000% to 18.999%                          775             18,207,771.33                  3.39
19.000% to 19.999%                           43                672,997.02                  0.13
20.000% to 20.999%                           13                202,944.94                  0.04
21.000% to 21.999%                            6                118,744.70                  0.02
TOTAL                                    14,719           $537,014,241.35                100.00%
------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        17
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

============================================================================================================
                                       Number of        Aggregate Principal       % of Contract Pool by
                                    Contracts as of    Balance Outstanding as   Outstanding Balance as of
Loan-to-Value Ratio                 the Cut-off Date     of the Cut-off Date        the Cut-off Date
------------------------------------------------------------------------------------------------------------
0.01 to   5.00%                               1                 $9,823.34                  0.00%
5.01 to  10.00%                               3                187,734.85                  0.03
10.01 to  15.00%                              3                 54,771.49                  0.01
15.01 to  20.00%                              8                198,507.00                  0.04
20.01 to  25.00%                             12                291,676.83                  0.05
25.01 to  30.00%                             22                597,777.42                  0.11
30.01 to  35.00%                             31                890,881.06                  0.17
35.01 to  40.00%                             32              1,128,868.07                  0.21
40.01 to  45.00%                             66              2,064,330.00                  0.38
45.01 to  50.00%                             72              2,008,576.10                  0.37
50.01 to  55.00%                            115              3,848,604.18                  0.72
55.01 to  60.00%                            147              5,296,436.39                  0.99
60.01 to  65.00%                            192              6,927,633.24                  1.29
65.01 to  70.00%                            291             10,748,053.71                  2.00
70.01 to  75.00%                            419             15,905,394.17                  2.96
75.01 to  80.00%                          1,261             45,034,472.35                  8.39
80.01 to  85.00%                          1,105             37,775,556.40                  7.03
85.01 to  90.00%                          6,013            195,252,763.62                 36.36
90.01 to  95.00%                          4,429            186,173,993.85                 34.67
95.01 to 100.00%                            497             22,618,387.28                  4.21
TOTAL                                    14,719           $537,014,241.35                100.00%
------------------------------------------------------------------------------------------------------------

                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

============================================================================================================
                                       Number of        Aggregate Principal       % of Contract Pool by
Months Remaining As of              Contracts as of    Balance Outstanding as   Outstanding Balance as of
Cut-off Date                        the Cut-off Date     of the Cut-off Date        the Cut-off Date
------------------------------------------------------------------------------------------------------------
   1  to    30                              387             $1,267,776.60                  0.24%
  31  to    60                            1,393             12,774,844.56                  2.38
  61  to    90                              682              7,893,134.27                  1.47
  91  to   120                              960             17,682,112.87                  3.29
 121  to   150                              281              6,218,182.92                  1.16
 151  to   180                            1,105             25,015,958.55                  4.66
 181  to   210                                4                120,974.44                  0.02
 211  to   240                            1,871             54,308,795.20                 10.11
 271  to   300                            1,204             38,327,856.71                  7.14
 301  to   330                                1                 30,576.00                  0.01
 331  to   360                            6,831            373,374,029.23                 69.53
TOTAL                                    14,719           $537,014,241.35                100.00%
------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        18
SUISSE    BOSTON

CONSECO FINANCE SECURIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1
$600,000,000 (approximate)
--------------------------------------------------------------------------------

                            PREPAYMENT SENSITIVITIES

                 ---------------------------------------------------------------------------------------------------------
                       75% MHP              125% MHP              175% MHP             250% MHP             300% MHP
                    WAL/Maturity          WAL/Maturity          WAL/Maturity         WAL/Maturity         WAL/Maturity
                 --------------------- -------------------- --------------------- -------------------- -------------------

 To Call
 A-1               1.84       02/05      1.29      12/03      1.00       05/03      0.75      11/02      0.64      08/02
 A-2               4.21       11/05      2.91      06/04      2.25       09/03      1.70      02/03      1.45      11/02
 A-3               5.77       04/08      3.92      01/06      3.00       11/04      2.24      12/03      1.92      07/03
 A-4              10.00       07/14      6.90      08/10      5.00       02/08      3.41      08/05      2.90      11/04
 A-5              18.73       02/22      14.18     06/17     10.85       11/13      7.61      07/10      6.15      01/09
 M-1              15.51       02/22      11.50     06/17      9.22       11/13      7.43      07/10      6.61      01/09
 M-2              15.51       02/22      11.50     06/17      9.22       11/13      7.43      07/10      6.61      01/09
 B-1              11.44       01/18      8.01      06/13      6.60       02/11      5.88      06/09      5.58      10/08

 To Maturity
 A-5              20.14       02/28      15.88     05/25      12.43      10/21      8.80      02/17      7.11      10/14
 M-1              16.08       12/26      12.07     02/22      9.83       08/18      8.18      08/15      7.46      06/14
 M-2              16.08       12/26      12.07     02/22      9.83       08/18      8.18      08/15      7.46      06/14
 B-1              11.44       01/18      8.01      06/13      6.60       02/11      5.88      06/09      5.58      10/08




--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
CREDIT    FIRST                        19
SUISSE    BOSTON